Prospectus Supplement	July 30, 2021

PUTNAM VT GOVERNMENT MONEY MARKET FUND
Effective immediately, the following replaces in full the section entitled “Policy on excessive short-term trading”:

Policy on excessive short-term trading

Because the fund is a money market fund that investors may seek to use as a source of short-term liquidity, Putnam Management and the fund’s Trustees have not adopted policies to discourage short-term trading in the fund. However, because very large cash flows based on short-term trading may, under some market conditions, decrease the fund’s performance, Putnam Management and the fund may refuse to sell shares to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the interests of the shareholders and the fund. These actions may apply to all accounts or only to those accounts whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds.

In compliance with Rule 22c-2 under the Investment Company Act of 1940, as amended, Putnam Retail Management and Putnam Investor Services, on behalf of the fund, have entered into written agreements with the fund’s financial intermediaries, under which the intermediary must, upon request, provide the fund with certain shareholder identity and trading information so that the fund can enforce its market timing policies.

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